Performance Commentary | 3rd Quarter 2025

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

October 27, 2025

Highlights

Performance Highlights:

●	The AFL-CIO Housing Investment Trust (HIT) returned 2.29% gross of fees and 2.22% net of fees in the third quarter, compared to 2.03% for the Bloomberg US Aggregate Bond Index (Bloomberg Aggregate or Benchmark).[1] Lower interest rates and tighter asset spreads drove positive total returns for investment grade fixed income strategies for the quarter.

●	The HIT’s relative outperformance in the third quarter was driven by its overweight to the agency multifamily sector, particularly Ginnie Mae-insured multifamily mortgage-backed securities (MBS), whose excess return surpassed all other asset classes in investment grade fixed income during the quarter.

Portfolio Highlights:

●	As of September 30, 2025, the HIT offered a yield to worst of 4.91%, a 52-basis point yield advantage over the Bloomberg Aggregate, while also offering superior credit quality; 92% of the HIT’s portfolio was government/agency credit compared to only 72% for the Bloomberg Aggregate.

●	In the third quarter, the HIT committed $252.4 million across six impact investment projects with a combined total development cost of $413.5 million. These impact investments enhance portfolio yield while also generating housing, union jobs and community benefits.

Market Highlights:

●	The US Treasury curve continued to steepen throughout the quarter as the 2-year US Treasury rallied 11 basis points (bps) and the 30-year Treasury rallied only four bps. The HIT benefits from a steeper rate curve as its portfolio is structurally biased to be short the 20-year and 30-year key rate durations, due to a lack of multifamily MBS being issued with more than a 10-year maturity.

●	The Federal Reserve reduced their target rate range by 25 bps at the September FOMC meeting to 4.00% to 4.25% as Chair Powell noted the labor market has been less resilient than expected.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2025 Q3 Portfolio Commentary

The market anticipates an additional 50 bps in rate cuts in 2025 driven by weakening economic momentum and downside risks to the labor market. Investments in high credit quality funds should remain attractive given the fiscal policy uncertainty and ongoing risks to asset valuations in a still elevated interest rate environment.

3rd Quarter Performance

Total Return vs. Benchmark

As of September 30, 2025

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The investment grade fixed income sector produced positive total returns for the third quarter, driven by lower interest rates and tighter asset spreads. The interest rate curve steepened, with short term rates decreasing as the Federal Reserve enacted policy easing amid concerns over slowing economic growth, while long term rates remained anchored in response to increasing inflation. For the quarter ended September 30, 2025, the HIT returned 2.29% gross of fees, and 2.22% net of fees, compared to 2.03% for the Benchmark.

The HIT’s relative performance for the quarter benefitted from its overweight to the agency multifamily sector, particularly Ginnie Mae-insured multifamily MBS, whose excess return surpassed all other asset classes in investment grade fixed income. HIT’s relative performance was also supported by its ongoing coupon advantage over the Benchmark, as well as its overweight to spread product and, consequently, its underweight to Treasuries, as spreads tightened across all asset classes. However, relative performance was hurt by the HIT’s underweight to corporates, which was the best performing sector in the Benchmark.

2025 Q3 Portfolio Commentary

Positive contributions to HIT’s 3rd Quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s coupon advantage. The portfolio closed the quarter with a coupon return of 1.03% compared to the Benchmark’s 0.96%.

●	The portfolio’s allocation to agency multifamily MBS relative to the Bloomberg Aggregate was the main driver of outperformance as their nominal spreads to Treasuries tightened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s), FHA/Ginnie Mae permanent loan certificates (PLCs), and FHA/Ginnie Mae construction loan certificates (CLCs) tightened by approximately 7, 24, and 25 bps, respectively. The HIT portfolio had an average allocation of 25.1% to fixed-rate single-asset Fannie Mae DUS securities, 15.8% to PLCs, and 5.4% to CLCs during the quarter while the Benchmark had none.

●	The portfolio’s underweight to Treasuries, the worst performing asset class in the Bloomberg Aggregate. The HIT had an average allocation of 7.6% to Treasuries during the quarter relative to the Benchmark’s 45.5%.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s lack of corporate bond exposure. The portfolio is structurally underweight corporate bonds where the average allocation was 23.9% for the Bloomberg Aggregate over the third quarter of 2025. Corporate bonds were the best performing sector in the benchmark.

●	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the second-best performing asset class in the Bloomberg Aggregate for the period. The HIT had a 13.4% allocation compared to 24.4% in the Benchmark on average for the quarter.

●	The portfolio’s overweight to the second highest credit quality sector (i.e. AA-rated) of the investment grade universe, whose excess returns of 30 bps was the second lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. During the quarter, approximately 93.9% of the HIT portfolio carried a government or GSE guarantee or was rated AA, compared to 76.8% for the Bloomberg Aggregate.

Fundamentals		Bloomberg			Bloomberg
September 30, 2025	HIT	Aggregate*		HIT	Aggregate*
CREDIT PROFILE			YIELD
US Government/Agency/ AAA/AA/Cash	96.1%	76.6	Current Yield	4.19%	3.88%
			Yield to Worst	4.91%	4.39%
			Option Adjusted Spread	0.79%	0.30%
INTEREST RATE RISK			CALL RISK
Effective Duration	5.99	5.99	Call Protected	76%	76%

Market Overview

The Trump administration continues to command attention from investors as market participants remain focused on trade policy, tariffs, and the first government shutdown since the first Trump presidential term. The US economy expanded in the second quarter after slowing to start 2025, with real GDP increasing at an annualized rate of 3.8% during the second quarter as trade flows

2025 Q3 Portfolio Commentary

normalized. The labor market showed signs of slowing as the unemployment rate ended August at 4.3%, increasing from 4.1% at the end of the second quarter. Major revisions to payroll figures showed that the labor market was weaker than initial data releases had suggested, with the 3-month average of non-farm payrolls declining to adding just 29,000 jobs per month. Core inflation printed at 3.1% annualized to end August, an increase from the second quarter.

The FOMC voted to cut the Federal Funds target rate range to 4.00% to 4.25% at their September meeting. Chair Powell commented that inflation and employment mandates have become more balanced, as the labor market has been less resilient than once thought. Currently interest rate futures are pricing in two more 25 basis point cuts through the end of 2025.

The US housing crisis continues. Home purchase affordability remains near multi-decade lows as single family home prices remain historically high and single-family mortgage rates remain above 6%. Multifamily production remains challenging, as commercial real estate valuations continue adjusting to the cumulative impact of the most recent high interest rate environment. Despite these challenges, the HIT had 38 projects committed or under construction as of September 30, 2025.2

The Yield Curve – Treasuries

●	In the third quarter of 2025, US interest rates decreased, driven by the Federal Reserve’s first rate cut of the year and expectations of slower economic growth. The yield curve steepened with shorter-term yields rallying more than longer-term rates as further monetary easing is expected in the coming months.
●	The S&P 500 finished the third quarter up 8.11% from the end of the second quarter, marking consecutive positive quarterly returns after a negative first quarter performance.

Source: Bloomberg*

2 Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

2025 Q3 Portfolio Commentary

Investment Grade Spreads: Multifamily

Agency multifamily securities experienced strong relative performance in the third quarter. Ginnie Mae MBS securities outperformed GSE multifamily securities and led the sector tighter. Issuance for the quarter was up 36% compared to the third quarter of 2024; volumes have increased from a year ago as rates rallied throughout the quarter, pushing borrowers to rate lock.

●	Spreads on conventional GSE multifamily securities were tighter to Treasuries throughout the quarter as demand matched the uptick in supply.

●	Ginnie Mae permanent construction MBS spreads tightened during the quarter, a reversal of widening experienced in the second quarter which was caused by the rate volatility stemming from April tariff announcements. These securities remain attractive and continue to offer the widest yield spread of any agency MBS product, as depicted in the chart below, giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

●	Agency multifamily issuance increased in the third quarter as borrowers have started to accept that interest rates may remain elevated. Third quarter issuance came in at $38 billion versus $28 billion a year prior, and 2025 agency multifamily issuance stands at $103 billion through three quarters. Total agency multifamily issuance for 2024 was $120 billion, a modest increase compared to $115 billion for all of 2023, but still a depressed level compared to 2022 issuance of $160 billion.

●	In 2024, Fannie Mae and Freddie Mac each had a multifamily loan purchase cap of $70 billion, a decrease from $75 billion in 2023, reflecting an anticipated contraction of the multifamily originations market. The GSE’s finished 2024 well under the purchase caps, with Fannie Mae purchasing $55 billion and Freddie Mac $56 billion. For 2025, FHFA has increased purchase caps to $73 billion for each enterprise.

●	To maintain a strong emphasis on affordable housing and traditionally underserved markets, FHFA will continue to require that at least 50% of their multifamily business support affordable housing.

Source: Bloomberg*

2025 Q3 Portfolio Commentary

Market Data

Third Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	1.51%	0	5.90
Agencies	1.42%	13	3.47
Single family Agency MBS (RMBS)	2.43%	83	5.76
Corporates	2.60%	98	6.90
Commercial MBS (CMBS)	1.75%	48	3.88
Asset-backed securities (ABS)	1.64%	39	2.77

Change in Treasury Yields*

Maturity	06/30/25	09/30/25	Change

3 Month	4.291%	3.932%	-0.359%
6 Month	4.246%	3.836%	-0.410%
1 Year	3.967%	3.614%	-0.352%
2 Year	3.719%	3.608%	-0.111%
3 Year	3.689%	3.619%	-0.070%
5 Year	3.797%	3.741%	-0.056%
7 Year	3.990%	3.929%	-0.061%
10 Year	4.228%	4.150%	-0.078%
20 Year	4.774%	4.703%	-0.071%
30 Year	4.774%	4.731%	-0.043%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2025 Q3 Portfolio Commentary

Portfolio Data as of September 30, 2025
Net Assets	$7,314.26 million
Portfolio Effective Duration	5.99 years	Convexity	0.187
Portfolio Average Coupon	4.00%	Maturity	10.89
Portfolio Yield to Worst[1]	4.91%	Portfolio Current Yield[3]	4.19%
Number of Holdings	884	Average Price[4]	96.13

Sector Allocations: 5

Multifamily MBS	73.88%	CMBS – Agency Multifamily^	70.17%
Agency Single-Family MBS	13.33%	Agency Single-Family MBS	13.33%
US Treasury	8.27%	US Treasury Notes/Bonds	8.27%
AAA Private-Label CMBS	0.00%	State Housing Permanent Bonds	1.86%
Multifamily Direct Const. Loans	3.90%	State Housing Construction Bonds	1.86%
Cash & Short-Term Securities	0.62%	Direct Construction Loans	3.90%
		Cash & Short-Term Securities	0.62%
		^ Includes multifamily MBS (63.41%) and MF Construction MBS (6.76%)

Quality Distribution: 3

US Government or Agency	91.76%

AAA	0.79%

AA	2.93%

A	0.00%

Not Rated	3.90%

Cash	0.62%

Geographical Distribution
of Long-Term Portfolio:6

East	16.80%

Midwest	21.96%

South	10.56%

West	10.72%

National Mortgage Pools	39.97%

Portfolio Duration Distribution,
by Percentage in Each Category: 3

Cash	0.62%	5-5.99 years	12.23%

0-0.99 years	13.03%	6-6.99 years	12.56%

1-1.99 years	4.05%	7-7.99 years	10.78%

2-2.99 years	9.19%	8-8.99 years	5.53%

3-3.99 years	8.63%	9-9.99 years	0.74%

4-4.99 years	10.87%	Over 10 years	11.76%

Maturity Distribution
based on average life:

0	– 1 year	4.89%

1	– 2.99 years	10.53%

3	– 4.99 years	17.57%

5	– 6.99 years	22.49%

7	– 9.99 years	30.35%

10 – 19.99 years		9.64%

Greater than 20 years		4.54%

3 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

4 Portfolio market value weighted by current face.

5 Based on total investments and including unfunded commitments.

6 Excludes cash and short-term equivalents, US Treasury and Agency securities.